TURNER FUNDS

                         SUPPLEMENT DATED MARCH 8, 2005
             TO THE PROSPECTUS DATED JANUARY 31, 2005 ("PROSPECTUS")

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective May 1, 2005, the following shall be added to the Turner Small Cap Equity Fund heading on p.16: "(Closed to New Investors)."

In addition, the following paragraphs will replace the first and second paragraphs under the heading "Closing Funds to New Investors" on page 35 of the
Prospectus:

         We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Funds will not do this. A Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. For the micro cap, small cap growth and small cap equity styles (which include the assets of the Micro Cap Growth, Small Cap Growth and Small Cap Equity Funds, respectively), that level has been reached. THE MICRO CAP GROWTH, SMALL CAP GROWTH AND SMALL CAP EQUITY FUNDS WERE CLOSED TO NEW INVESTORS ON MARCH 7, 2000, JULY 31, 2004 AND MAY 1, 2005, RESPECTIVELY. Similarly, Turner's MidCap Growth Fund will be closed when the assets Turner manages in the midcap growth style are within the range of $6.2 billion and $8.3 billion. Turner and the Funds may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of a Fund will be notified before it is closed to new investors.

         If a Fund is closed to new investors, existing shareholders of the Fund may: (i) continue to make investments in the closed Fund, (ii) continue to reinvest dividends and capital gains distributions in the closed Fund, and (iii) at the discretion of the closed Fund, open additional accounts with the Fund, provided the new accounts, other than those opened by a third party plan administrator that has an existing agreement with Turner and/or the Funds, are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them. EXISTING SHAREHOLDERS OF THE MICRO CAP GROWTH FUND ARE NOT CURRENTLY PERMITTED TO OPEN ADDITIONAL ACCOUNTS WITH THIS FUND.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

         [TUR-FS2-030-17]